Exhibit 99.1

Target Hospitality Provides Update on Pecos Children’s Center Contract

THE WOODLANDS, Texas, February 24, 2025 (PRNewswire) - Target Hospitality Corp. ("Target Hospitality", "Target" or the "Company") (Nasdaq: TH), one of North America's largest providers of vertically integrated modular accommodations and value-added hospitality services, received notice that the U.S. government intends to terminate the existing Pecos Children’s Center (“PCC”) services agreement with Target’s nonprofit partner (“NP Partner”), effective immediately, or on or about February 21, 2025 (“Effective Date”).

Target provided facility and hospitality solutions to the NP Partner through a lease and services agreement (“PCC Contract”) utilizing Target’s owned modular assets and real property, capable of supporting up to 6,000 individuals.  As previously disclosed, the NP Partner may terminate the PCC Contract with the Company for convenience.  The NP Partner has provided notice to Target of their intention to terminate the PCC Contract as of the Effective Date.

Target will retain ownership of these assets, enabling the Company to continue utilizing these modular solutions and real property to support customer demand across its existing operating segments and other potential growth opportunities.

Target is actively engaged in re-marketing these assets, along with other existing modular solutions, as it pursues a strong pipeline of growth opportunities.  These opportunities include a growing number of potential solutions supporting the U.S. government’s current immigration policies, including utilizing the Company’s previously leased assets located in Dilley, Texas.

Given the notice of termination of the PCC Contract, the Company is withdrawing its previously issued preliminary 2025 financial outlook.  Target intends to provide operational and financial updates, giving effect to the termination of the PCC Contract, in the near term.

About Target Hospitality

Target Hospitality is one of North America’s largest providers of vertically integrated modular accommodations and value-added hospitality services in the United States. Target builds, owns and operates a customized and growing network of communities for a range of end users through a full suite of value-added solutions including premium food service management, concierge, laundry, logistics, security and recreational facilities services.

Cautionary Statement Regarding Forward Looking Statements
Certain statements made in this press release (including the financial outlook contained herein) are "forward looking statements" within the meaning of the "safe harbor" provisions of the United States Private Securities Litigation Reform Act of 1995. When used in this press release, the words "estimates," "projected," "expects," "anticipates," "forecasts," "plans," "intends," "believes," "seeks," "may," "will," "should," "future," "propose" and variations of these words or similar expressions (or the negative versions of such words or expressions) are intended to identify forward-looking statements. These forward-looking statements are not guarantees of future performance, conditions or results, and involve a number of known and unknown risks, uncertainties, assumptions and other important factors, many of which are outside our control, that could cause actual results or outcomes to differ materially from those discussed in the forward-looking statements. Important factors, among others, that may affect actual results or outcomes include: operational, economic, including inflation, political and regulatory risks; our ability to effectively compete in the specialty rental accommodations and hospitality services industry, including growing the HFS – South and Government segments; effective management of our communities; natural disasters and other business disruptions, including outbreaks of epidemic or pandemic disease; the duration of any future public health crisis, related economic repercussions and the resulting negative impact to global economic demand; the effect of changes in state building codes on marketing our buildings; changes in demand within a number of key industry end-markets and geographic regions; changes in end-market demand requirements including variable occupancy levels associated with subcontracts in the Government segment; our reliance on third party manufacturers and suppliers; failure to retain key personnel; increases in raw material and labor costs; the effect of impairment charges on our operating results; our future operating results fluctuating, failing to match performance or to meet expectations; our exposure to various possible claims and the potential inadequacy of our insurance; unanticipated changes in our tax obligations; our obligations under various laws and regulations; the effect of litigation, judgments, orders, regulatory or customer bankruptcy proceedings on our business; our ability to successfully acquire and integrate new operations; global or local economic and political movements, including any changes in policy under the Trump administration or any future administration; federal government budgeting and appropriations; our ability to effectively manage our credit risk, liquidity and collect on our accounts receivable; our ability to fulfill Target Hospitality’s public company obligations; any failure of our management information systems;  our ability to refinance debt on favorable terms and meet our debt service requirements and obligations; and risks related to our outstanding obligations in connection with the Senior Notes.  We undertake no obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise, except as required by law.

Investor Contact
Mark Schuck
(832) 702 – 8009
ir@targethospitality.com